Loss per share	9 Months Ended
Sep. 30, 2025
Loss Per Share [abstract]
Loss per share
18.	Loss per share

Net loss per Class B Subordinate Voting Share represents net loss attributable to common shareholders divided by the weighted average number of Class B Subordinate Voting Shares outstanding during the period.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options, PSUs, RSUs and convertible debentures. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the nine months ended September 30, 2025, and 2024:

	September 30, 2025	September 30, 2024
	#	#
Warrants	53,179	130,370
Share Options	160,956	42,456
RSUs	97,600	32,690
	311,735	205,516